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                                  Target Funds
                             Total Return Bond Fund
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                       Prospectus dated November 3, 2000
                         Supplement dated May 18, 2001

How the Trust is Managed--Advisers and Portfolio Managers
The following replaces the discussion of the subadviser and portfolio managers of the Total Return Bond Fund (the 'Fund'), beginning on page 33 of the Prospectus.

   Pacific Investment Management Company LLC (PIMCO) serves as the subadviser to the Fund.

   PIMCO, a Delaware limited liability company, is a subsidiary of PIMCO Advisors L.P. (PIMCO Advisors). Allianz AG, the majority owner of PIMCO Advisors, is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds a minority interest in PIMCO Advisors. PIMCO has specialized in fixed income investing since the firm was established in 1971. As of March 31, 2001, PIMCO had approximately $219.7 billion of assets under management. PIMCO's address is 340 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

      William H. Gross, Managing Director, Chief Investment Officer and founding member of PIMCO, has, since the inception of the Fund, led a portfolio management team responsible for developing and implementing the Fund's investment strategy. Chris Dialynas, a Managing Director, portfolio manager and a senior member of PIMCO's investment strategy group, has managed the Fund since August 2000. He has been associated with PIMCO since 1980.

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